UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(626) 914-7383
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2010

Item 1. Report to Stockholders.

SEMI-ANNUAL REPORT

THE OSTERWEIS FUND

THE OSTERWEIS
STRATEGIC INCOME FUND

THE OSTERWEIS
STRATEGIC INVESTMENT FUND

For the Six Months Ended
September 30, 2010

The Osterweis Funds

Table of Contents

Commentaries, Portfolio Allocations and Schedules of Investments

The Osterweis Fund
Shareholder Letter	2
Manager’s Discussion of Fund Performance	5
Sector Allocation Chart	7
Schedule of Investments	8

The Osterweis Strategic Income Fund
Shareholder Letter	10
Manager’s Discussion of Fund Performance	13
Sector Allocation Chart	14
Schedule of Investments	15

The Osterweis Strategic Investment Fund
Manager’s Discussion of Fund Performance	20
Sector Allocation Chart	22
Schedule of Investments	23

Financial Statements

Statements of Assets and Liabilities	26

Statements of Operations	27

Statements of Changes in Net Assets
The Osterweis Fund	28
The Osterweis Strategic Income Fund	29
The Osterweis Strategic Investment Fund	30

Financial Highlights
The Osterweis Fund	31
The Osterweis Strategic Income Fund	32
The Osterweis Strategic Investment Fund	33

Notes to the Financial Statements	34

Approval of Investment Advisory Agreements	43

Expense Example	48

Additional Information	51

Privacy Notice	52

The Osterweis Fund

SEMI-ANNUAL REPORT
For the six months ended September 30, 2010

October 15, 2010

Dear Shareholder,

During the third quarter of 2010, The Osterweis Fund (the “Fund”) had a total return of 8.45%, bringing the year-to-date return to 4.40%.  By comparison, the S&P 500 Index was up 11.29% in the third quarter, resulting in a year-to-date total return of 3.89%.  The Fund has performed well compared to the broader market over the one year, five year, ten year, and fifteen year periods ending September 30, 2010.  Fund returns were 12.10%, 2.67%, 4.16% and 10.99%, respectively, compared to 10.16%, 0.64%, -0.43% and 6.45% in the same periods for the S&P 500 Index.

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original investment.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 236-0050.  An investment should not be made solely on returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.  Performance periods shown above are greater than 30 days and do not reflect the redemption fee.  If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee.  The Fund’s total expense ratio was 1.11% as of March 31, 2010.

The third quarter came to a close with a bang.  In September, our Fund posted the strongest performance of any single month since the heyday of the tech and telecom bull market 10 years ago.  The stock market rally followed a string of recent data points that suggested the economy may not slip back into recession, which was the fear that drove the markets lower in the second quarter.  Contributing to the rally in September were clear and repeated indications from the Federal Reserve and other Central Banks around the world that additional monetary stimulus would be introduced in coming months in the battle to stimulate economic growth.  Equities also picked up additional momentum from the collapse in bond yields to historically low levels.

We remain pleased with the performance of the Fund even though we gave up some ground to the broader market during the quarter.  The Fund’s third quarter gains not only pushed the year-to-date returns back into positive territory but did so even with the burden of carrying meaningful cash holdings.  Notable contributors to performance in the quarter were our holdings in Health Care, Information Technology and Energy.

We are reasonably constructive on return prospects for equities looking out over the next several years.  Even though our fundamental economic outlook has not changed, we think even just very modest GDP growth set against the backdrop of low inflation and low interest rates could lead to decent equity returns.  We still see a protracted period ahead of subpar economic growth that will feature chronically high unemployment levels, tight credit conditions, subdued consumer spending and sluggish housing markets, at best.  We believe many of the stocks we own should be able to deliver reasonable earnings growth, strong cash flows, as well as attractive returns on capital and returns of capital, especially relative to fixed income alternatives, even in a sluggish economic environment.

In absolute terms, valuations on equities appear neither wildly over nor under valued.  However, a case can be made that in the current period of exceptionally low interest rates equities may represent attractive value.  We caution, however, that the range of potential economic, interest rate and inflation outcomes that seem plausible over the coming two to three years is about as wide as we have ever seen.  We still believe that a double dip in the economy, accompanied by a severe dose of deflation, appears less likely than a muddle-through scenario followed at some point by a pickup in inflation and interest rates.  In this somewhat more likely scenario, investors may respond by rotating out of very low-yielding, longer-duration bonds into equities.  The equity market rally in September may have been the beginning of just such a trade.

As always, we thank you for your continued confidence in our management.

Sincerely,

John S. Osterweis & Team
Portfolio Managers

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time.  This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product.  Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

Mutual Fund investing involves risk.  Principal loss is possible. The Fund may invest in medium and smaller sized companies, which involve additional risks such as limited liquidity and greater volatility. The Fund may invest in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in Master Limited Partnerships which involve risk related to energy prices and demand.  The Fund may invest in debt securities that are un-rated or rated below investment grade.  Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  This index does not incur expenses and is not available for investment.  The index includes reinvestment of dividends.

Cash Flow:  Measures the cash generating capability of a company by adding non-cash charges (e.g. depreciation) and interest expense to pretax income.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Fund is distributed by Quasar Distributors, LLC.

The Osterweis Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

For the six months ending September 30, 2010, The Osterweis Fund (the “Fund”) had a total return of 0.51%, outperforming the S&P 500 Index (the “Index”), which had a total return of -1.42% for the same period.  The outperformance was largely due to positive performance of the Fund’s equities, which rose 1.0%.

The Fund’s top five contributing sectors to relative performance were Health Care, Financials, Energy, Utilities and Materials.  Stock selection drove outperformance of the Health Care sector, contributing 1.8% to relative performance.  The Fund’s Health Care holdings returned 4.4%, while the Index’s holdings returned -4.0%.  Two of the Fund’s top five security contributors, Valeant Pharmaceuticals Inc. and Biovail Corp., were in the sector.  The Fund’s significant underexposure to the Index’s worst performing sector, Financials, contributed 1.0% to relative performance.  The Energy, Utilities, and Materials sectors each added between 0.6% to 0.9% to relative performance.  Finally, the Industrials and Information Technology sectors, together, contributed more than 0.5% to relative performance.

The Fund’s largest detracting sectors from relative performance were Consumer Discretionary, Consumer Staples and Telecommunication Services.  Stock selection drove underperformance of the Consumer Discretionary sector, detracting 0.9% from relative performance.  The Fund’s Consumer Discretionary holdings returned -18.9% while the Index’s holdings returned 2.6%.  Stock selection also drove underperformance in the Consumer Staples sector, detracting -1.1% from relative performance.  Two of the Fund’s top five security detractors, Dean Foods Co. and Safeway Inc., were in the sector.  In addition, the Telecommunication Services sector detracted just under 0.5% from relative performance.

The top five equity security contributors to performance were Valeant Pharmaceuticals Inc., Enterprise Products Partners, Questar Corp., Biovail Corp., and Verisign Inc.  The top five equity security detractors from performance were Medtronic Inc., Dean Foods Co., Safeway Inc., Websense Inc., and Williams Cos Inc.

Throughout the six-month period, the Fund maintained a consistent asset allocation, beginning the period with 80% equities, 7% fixed income, and 13% cash.  The Fund ended the period with 81% equities, 3% fixed income, and 16% cash.  The meaningful allocation to cash and fixed income helped Fund returns during the sharp stock market correction in the second quarter, but held back Fund returns during the stock market rally in the third quarter.  (In the second quarter, the Fund had a total return of -7.32%, outperforming the Index

The Osterweis Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

total return of -11.43%.  In the third quarter, the Fund had a total return of 8.45%, underperforming the Index total return of 11.29%.)

Current and future holdings are subject to risk.

Past performance is not indicative of future results.  The relative performance attribution figures noted in the 2nd and 3rd paragraphs were calculated using a holdings-based attribution system and were based on the Fund’s equity holdings only.  Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see pages 8-9 of this report for complete holdings information.

The Osterweis Fund

SECTOR ALLOCATION at September 30, 2010 (Unaudited)

* Cash equivalents and other assets less liabilities.

Note: Equities are classified by GICS Sector. Bonds are classified by Bond Type.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (“MSCI”) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) and is licensed for use by Osterweis Capital Management.  Neither MSCI, S&P, nor any other party involved in making or compiling the GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification.  Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at September 30, 2010 (Unaudited)

Shares		Value

COMMON STOCKS: 73.6%

Aerospace & Defense: 3.3%
735,050	DigitalGlobe,
	Inc.1	$22,345,520
340,380	Honeywell
	International,
	Inc.	14,956,297
		37,301,817
Beverages: 2.0%
336,075	Diageo Plc - ADR	23,192,536

Chemicals: 2.6%
256,054	FMC Corp.	17,516,654
491,298	Nalco Holding
	Company	12,385,623
		29,902,277
Commercial Services & Supplies: 6.4%
896,705	Avery
	Dennison Corp.	33,285,690
236,280	Copart, Inc.1	7,790,152
1,055,037	Republic
	Services, Inc.	32,168,078
		73,243,920
Communications Equipment: 1.1%
270,255	Qualcomm, Inc.	12,193,906

Containers & Packaging: 3.3%
1,295,880	Crown
	Holdings, Inc.1	37,139,921

Diversified Consumer Services: 2.7%
610,350	Apollo
	Group, Inc.1	31,341,472

Electronic Equipment, Instruments
& Components: 2.3%
804,780	Agilent
	Technologies,
	Inc.1	26,855,509

Food & Staples Retailing: 2.6%
1,398,235	Safeway, Inc.	29,586,653

Food Products: 5.3%
695,133	Cosan Limited	8,056,591
1,765,128	Dean Foods
	Corp.1	18,021,957
297,440	Nestle SA2	15,845,911
631,880	Unilever
	NV - ADR	18,880,574
		60,805,033
Gas Utilities: 2.6%
1,682,000	Questar Corp.	29,485,460

Health Care Equipment & Supplies: 6.3%
432,360	Gen-Probe Inc.1	20,952,166
969,380	Medtronic, Inc.	32,551,780
326,016	Teleflex, Inc.	18,511,188
		72,015,134
Health Care Providers & Services: 2.0%
1,225,400	HealthSouth
	Corp.1	23,527,680

Hotels, Restaurants & Leisure: 0.0%
11,546	Carrols
	Restaurant
	Group, Inc.1	61,194

Insurance: 4.1%
1,168,965	Symetra
	Financial Corp.	12,227,374
679,477	Transatlantic
	Holdings, Inc.	34,531,021
		46,758,395
Internet Software & Services: 1.5%
529,110	VeriSign, Inc.1	16,793,951

IT Services: 2.4%
1,778,805	Redecard SA2	27,775,430

Oil, Gas & Consumable Fuels: 5.4%
206,600	Apache Corp.	20,197,216
278,745	Occidental
	Petroleum Corp.	21,825,734
1,037,730	Williams
	Companies, Inc.	19,831,020
		61,853,970
Pharmaceuticals: 8.8%
384,210	Bayer AG - ADR	26,767,911
539,505	Johnson &
	Johnson	33,427,730

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

SCHEDULE OF INVESTMENTS at September 30, 2010 (Unaudited)

Shares	Value

COMMON STOCKS: 73.6% (Continued)

Pharmaceuticals: 8.8% (Continued)
1,608,694	Valeant
Pharmaceuticals
International,
Inc.	$40,297,782
100,493,423
Software: 6.4%
1,129,970	CA, Inc.	23,864,966
3,868,338	Compuware
Corp.1	32,996,923
930,060	Websense, Inc.1	16,499,265
73,361,154
Water Utilities: 2.5%
1,245,720	American Water
Works Co., Inc.	28,987,904
TOTAL COMMON STOCKS
(Cost $729,724,139)	842,676,739

PARTNERSHIPS & TRUSTS: 6.8%

Oil, Gas & Consumable Fuels: 6.8%
499,060	Energy Transfer
Equity L.P.	18,525,107
948,190	Enterprise
Products
Partners L.P.	37,614,697
430,182	Magellan
Midstream
Partners L.P.	22,132,864
78,272,668
TOTAL PARTNERSHIPS & TRUSTS
(Cost $54,846,343)	78,272,668

Principal
Amount

BONDS: 3.5%

CORPORATE BONDS: 3.5%

Aerospace & Defense: 0.4%
DigitalGlobe, Inc.
10.500%,
$4,000,000	05/01/2014	4,470,000

Auto Components: 0.9%
Stoneridge, Inc.
11.500%,
10,000,000	05/01/2012	10,087,500

Food & Staples Retailing: 0.4%
Albertsons, Inc.
7.500%,
5,000,000	02/15/2011	5,118,750

Multiline Retail: 1.0%
Dollar General
Corp., 10.625%,
10,000,000	07/15/2015	11,075,000

Wireless Telecommunications Carriers: 0.8%
Millicom
International
Cellular SA
10.000%,
8,355,000	12/01/2013	8,636,981
TOTAL CORPORATE BONDS
(Cost $38,721,961)	39,388,231

TOTAL BONDS
(Cost $38,721,961)	39,388,231

Shares

SHORT-TERM INVESTMENT: 14.9%
170,929,487	Federated
U.S. Treasury
Cash Reserve,
0.001%3	170,929,487
TOTAL SHORT-TERM INVESTMENT
(Cost $170,929,487)	170,929,487

TOTAL INVESTMENTS
IN SECURITIES: 98.8%
(Cost $994,221,930)	1,131,267,125
Other Assets in Excess
of Liabilities: 1.2%	13,754,885
TOTAL NET
ASSETS: 100.0%	$1,145,022,010

ADR - American Depository Receipt
1	Non-income producing security.
2	Foreign issued security.
3	Seven-day yield as of September 30, 2010.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SEMI-ANNUAL REPORT
For the six months ended September 30, 2010

October 8, 2010

Dear Shareholder,

During the third quarter of 2010, The Osterweis Strategic Income Fund (the “Fund”) had a total return of 4.67%, compared to 2.49% for the Barclays Capital U.S. Aggregate Bond Index (the “BC Agg”) and 3.39% for the Bank of America Merrill Lynch U.S. Corporate & Government Master Index (the “Merrill”).  The Fund’s annualized total returns for the one year, five year, seven year and since inception (August 30, 2002) periods ending September 30, 2010, were 11.65%, 7.81%, 7.51% and 8.42%, respectively, compared in the same periods to 8.17%, 6.20%, 5.35% and 5.50% for the BC Agg and 8.94%, 6.12%, 5.23% and 5.57% for the Merrill.

The performance data quoted above represents past performance.  Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month-end may be obtained by calling (866) 236-0050.  An investment should not be made solely on the basis of returns.  The Fund imposes a 2.00% redemption fee on shares held for less than 30 days.  Performance periods shown above are greater than 30 days and do not reflect the redemption fee.  If the investment period were shorter than 30 days, performance would be lowered by the amount of the redemption fee.  The Fund’s total expense ratio was 1.07% as of March 31, 2010.

We continue to operate in an environment where most macro factors are signaling a weak recovery.  The bulk of the spending and investing is being done by the government, while businesses and consumers sit on the sidelines.  Low interest rates and the recent sharp increase in corporate debt issuance may seem like a positive indicator.  Unfortunately, there is no evidence that funds raised through these new corporate debt issues are being deployed into productive investments.  We believe the prospect of higher taxes and greater regulation are making business timid about spending and hiring.

Consumption is being hampered by unemployment, increased savings rates and lack of access to credit.  Government stimulus thus far has not resulted in significant job creation.  Those with jobs feel less wealthy now that their homes and portfolios have fallen in value.  They remain fearful due to the constant barrage of negative economic news, and have consequently curbed their consumption and increased their saving.  Furthermore, financial institutions, facing additional regulation, continue their deleveraging, which has resulted in reduced consumer and mortgage lending.

This leaves the government as the main engine of recovery.  There is some evidence that the Fed has begun its next round of quantitative easing, as it recently stepped up its open market purchases of Treasuries.  It is unclear what impact this may have since interest rates are already hovering around zero and prior stimulus has not reignited economic activity.  At a global level, the Fed’s efforts may be thwarted by other governments, who all seem to be in a fight to prop up their country’s competitiveness by having the weakest currency.

The combination of tepid economic indicators and the surfeit of new bonds coming to market have forced us to balance between the desire to continue shortening our duration, and identifying new longer-term opportunities.  We believe we have made inroads in both endeavors.  One area where we continue to find value is in bonds with high coupons, which have an increased likelihood of being first in queue for redemption and refinancing.  This allows us to capture higher current income and if, for some reason, they are not redeemed by the issuer at the earliest call date our returns could rise over time.  That being said, we are also on the lookout for companies with solid outlooks, whose bonds we may hold for longer periods, at attractive yields.  We continue to feel that despite the gains seen in Treasury bonds and, by inference, investment grade corporate debt, the yields they offer remain insufficient in light of the interest rate risk assumed by holding these bonds.  We therefore continue to avoid Treasuries and investment grade corporates.  Our outlook for a meandering recovery, with a few possible bumps along the road, leads us to continue to shorten overall duration to try to lower the volatility of our holdings.

As always, we thank you for your continued confidence in our management.

Carl P. Kaufman	Simon T. Lee
Portfolio Manager	Assistant Portfolio Manager

This commentary contains the current opinions of the authors as of the date above, which are subject to change at any time.  This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product.  Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

The Fund is non-diversified, meaning it may concentrate its assets in fewer holdings than a diversified fund. Therefore, the Fund’s share price may be more influenced by fluctuations in each holding’s value than a diversified fund.  The Fund may invest in debt securities that are un-

rated or rated below investment grade.  Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to higher-rated securities.  The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Small- and mid-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

The Barclays Capital U.S. Aggregate Bond Index and the Bank of America Merrill Lynch U.S. Corporate & Government Master Index are unmanaged indices which are regarded as standards for measuring the U.S. investment grade bond market in general, and are provided for comparison purposes.  These indices do not incur expenses and are not available for investment.  The indices include the reinvestment of dividends.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Must be preceded or accompanied by a current prospectus.  Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

The Osterweis Strategic Income Fund is distributed by Quasar Distributors, LLC.

The Osterweis Strategic Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

For the six months ended September 30, 2010, The Osterweis Strategic Income Fund (the “Fund”) had a total return of 4.83%, underperforming the Barclays Capital U.S. Aggregate Bond Index (the “BC Agg”) and the Bank of America Merrill Lynch U.S. Corporate & Government Master Index (the “Merrill”), which had total returns of 6.06% and 7.35% for the same period, respectively.  The remainder of this discussion will compare the Fund against the Merrill, as constituent data is not available for the BC Agg.

The Fund’s underperformance was primarily attributable to its shorter effective duration, as longer-term yields (particularly those greater than five years) decreased more than shorter term yields.  Over the six-month period, the Fund’s average effective duration was 2.2 years, compared to 5.2 years for the Merrill.  The Fund’s lower average quality also detracted from relative performance, as returns on lower quality bonds underperformed most investment grade bonds.

The Fund’s investments in higher yielding securities contributed to relative performance.  Over the six-month period ending 9/30/10, the Fund’s average current yield was 6.6%, while the Merrill’s was 3.9%.  In addition, the Fund’s average yield-to-maturity was 6.5%, while the Merrill’s was 2.6%.  The Fund’s overexposure to the Industrial sector, which performed well during the period, was another contributor to relative performance.

The Fund’s five greatest detractors from performance were Dryships Inc CVT 5.00% 12/1/14, Geokinetics Holdings Inc 9.75% 12/15/14, Knight Capital Group Inc CVT 3.50% 3/15/15, CEDC Fin Corp Intl Inc 144A 9.125% 12/1/16, and Gencorp Inc 144A CVT 4.063% 12/31/39.  The Fund’s top five contributors to performance during the period were Savvis Inc CVT 3.00% 5/15/12, Teleflex Inc CVT 3.875% 8/1/17, Geoeye Inc 144A 9.625% 10/1/15, Linn Energy LLC 11.75% 5/15/17, and Sandisk Corp CVT 1.00% 5/15/13.

Current and future holdings are subject to risk.

Past performance is not indicative of future results.  The relative performance attribution results noted in the 2nd and 3rd paragraphs were based on a holdings-based attribution system and were based on the Fund’s fixed income holdings and cash.  Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.  Please see pages 15-19 of this report for complete holdings information.

The Osterweis Strategic Income Fund

SECTOR ALLOCATION at September 30, 2010 (Unaudited)

* Cash equivalents and other assets less liabilities.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2010 (Unaudited)

Principal
Amount		Value

BONDS: 86.8%

CORPORATE BONDS: 65.2%

Aerospace & Defense: 3.2%
	DigitalGlobe, Inc.
	10.500%,
$14,861,000	05/01/2014	$16,607,168
	Geoeye, Inc.
	9.625%,
20,275,000	10/01/2015	22,226,469
		38,833,637
Auto Components: 2.2%
	Stoneridge, Inc.
	11.500%,
13,560,000	05/01/2012	13,678,650
	9.500%,
12,450,000	10/15/20171	12,823,500
		26,502,150
Beverages: 0.5%
	Cott Beverages,
	Inc., 8.125%,
5,620,000	09/01/20181	5,978,275

Chemicals: 3.6%
	Ferro Corp.
	7.875%,
5,000,000	08/15/2018	5,212,500
	Kraton Polymers
	LLC , 8.125%,
10,360,000	01/15/2014	10,528,350
	Nalco Co.
	8.875%,
27,089,000	11/15/2013	27,833,947
		43,574,797
Consumer Finance: 1.5%
	SLM Corp.
	0.728%,
5,000,000	10/25/20112	4,771,895
	5.400%,
12,936,000	10/25/2011	13,073,096
		17,844,991

Diversified Consumer Services: 1.0%
	Stewart
	Enterprises, Inc.
	6.250%,
12,391,000	02/15/2013	12,483,933

Diversified Telecommunication Services: 0.6%
	West Corp.
	9.500%,
5,000,000	10/15/2014	5,256,250
	8.625%,
2,500,000	10/01/20181	2,500,000
		7,756,250
Electrical Equipment: 1.2%
	Baldor Electric
	Co., 8.625%,
3,188,000	02/15/2017	3,427,100
	Coleman Cable,
	Inc., 9.000%,
11,500,000	02/15/2018	11,816,250
		15,243,350
Food & Staples Retailing: 3.1%
	Stater Bros.
	Holdings, Inc.
	8.125%,
27,225,000	06/15/2012	27,395,156
	Susser Holdings,
	LLC , 8.500%,
10,000,000	05/15/2016	10,450,000
		37,845,156
Gas Utilities: 2.0%
	Ferrellgas Partners,
	L.P., 6.750%,
23,315,000	05/01/2014	23,839,587

Health Care Providers & Services: 5.1%
	Hanger Orthopedic
	Group, Inc.
	10.250%,
8,480,000	06/01/2014	8,946,400
	HCA, Inc.
	7.875%,
2,750,000	02/01/2011	2,791,250

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2010 (Unaudited)

Principal
Amount		Value

CORPORATE BONDS: 65.2% (Continued)

Health Care Providers & Services: 5.1% (Continued)
	HealthSouth Corp.
	10.750%,
$23,732,000	06/15/2016	$26,134,865
	IASIS Capital
	Corp., 8.750%,
5,000,000	06/15/2014	5,137,500
	Rural/Metro Corp.
	12.750%,
17,586,000	03/15/2016	18,860,985
		61,871,000
Hotels, Restaurants & Leisure: 4.5%
	Carrols Corp.
	9.000%,
25,744,000	01/15/2013	26,065,800
	CKE Restaurants,
	Inc., 11.375%,
7,000,000	07/15/20181	7,210,000
	O’Charley’s, Inc.
	9.000%,
9,400,000	11/01/2013	9,611,500
	Royal Caribbean
	Cruises Ltd.
	8.750%,
9,500,000	02/02/2011	9,749,375
	11.875%,
1,750,000	07/15/2015	2,130,625
		54,767,300
Industrial Conglomerates: 1.0%
	Icahn Enterprises,
	L.P., 7.750%,
8,000,000	01/15/2016	8,080,000
	Otter Tail Corp.
	9.000%,
3,400,000	12/15/2016	3,672,000
		11,752,000
Machinery: 1.4%
	Manitowoc, Inc.
	7.125%,
16,925,000	11/01/2013	16,967,312

Media: 6.1%
	Interpublic
	Group, Inc.
	10.000%,
9,000,000	07/15/2017	10,552,500
	Lions Gate
	Entertainment
	Corp., 10.250%,
14,765,000	11/01/20161	15,060,300
	MDC Partners,
	Inc., 11.000%,
10,500,000	11/01/20161	11,287,500
	Rainbow National
	Services LLC
	8.750%,
26,113,000	09/01/20121	26,341,489
	Regal
	Entertainment
	Group , 9.125%,
11,200,000	08/15/2018	11,802,000
		75,043,789
Multiline Retail: 3.8%
	Dollar
	General Corp.
	10.625%,
15,000,000	07/15/2015	16,612,500
	11.875%,
12,203,000	07/15/2017	14,338,525
	Saks, Inc.
	7.500%,
8,600,000	12/01/2010	8,621,500
	9.875%,
6,350,000	10/01/2011	6,731,000
		46,303,525
Oil, Gas & Consumable Fuels: 5.3%
	Arch Western
	Finance LLC
	6.750%,
2,536,000	07/01/2013	2,577,210
	Harvest Operations
	Corp., 7.875%,
14,272,000	10/15/2011	14,393,312

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2010 (Unaudited)

Principal
Amount		Value

CORPORATE BONDS: 65.2% (Continued)

Oil, Gas & Consumable Fuels: 5.3% (Continued)
	Linn Energy, LLC
	11.750%,
$22,425,000	05/15/2017	$25,844,813
	Stone Energy
	Corp., 8.625%,
10,025,000	02/01/2017	9,899,688
	Raam Global
	Energy Co.
	12.500%,
12,250,000	10/01/20151	12,556,250
		65,271,273
Other Miscellaneous Manufacturing: 2.0%
	Polypore, Inc.
	8.750%,
24,285,000	05/15/2012	24,467,137

Personal Products: 1.8%
	Elizabeth Arden,
	Inc., 7.750%,
21,511,000	01/15/2014	21,752,999

Road & Rail: 4.5%
	Hertz Corp.
	7.400%,
2,793,000	03/01/2011	2,855,843
	7.625%,
5,053,000	06/01/2012	5,217,222
	8.875%,
21,325,000	01/01/2014	21,991,406
	Kansas City
	Southern
	De Mexico
	12.500%,
21,025,000	04/01/2016	25,282,562
		55,347,033
Specialty Retail: 3.2%
	Brown Shoe Inc.
	8.750%,
29,050,000	05/01/2012	29,848,875
	Collective Brands,
	Inc., 8.250%,
3,584,000	08/01/2013	3,655,680
	RSC Holdings,
	Inc., 9.500%,
3,750,000	12/01/2014	3,904,687
	Sonic
	Automotive,
	Inc., 9.000%,
2,000,000	03/15/2018	2,085,000
		39,494,242
Tobacco: 1.4%
	Alliance One
	International,
	Inc., 10.000%,
15,521,000	07/15/2016	16,879,088

Trading Companies & Distributors: 2.0%
	H & E Equipment
	Services, Inc.
	8.375%,
5,991,000	07/15/2016	6,020,955
	Interline Brands,
	Inc., 8.125%,
5,510,000	06/15/2014	5,716,625
	United Rentals
	North America,
	Inc., 10.875%,
6,000,000	06/15/2016	6,802,500
	Wesco Distribution,
	Inc., 7.500%,
5,700,000	10/15/2017	5,728,500
		24,268,580
Wireless Telecommunications Services: 4.2%
	Millicom
	International
	Cellular SA
	10.000%,
28,525,000	12/01/2013	29,487,719
	Sprint Capital
	Corp., 7.625%,
22,005,000	01/30/2011	22,417,593
		51,905,312
TOTAL CORPORATE BONDS
(Cost $773,937,689)		795,992,716

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2010 (Unaudited)

Principal
Amount		Value

CONVERTIBLE BONDS: 21.6%

Aerospace & Defense: 0.4%
	Gencorp, Inc.
	4.063%,
$5,500,000	12/31/20391	$4,984,375

Beverages: 1.0%
	Central European
	Distribution
	Corp., 3.000%,
14,000,000	03/15/2013	12,740,000

Capital Markets: 0.7%
	Knight Capital
	Group, Inc.
	3.500%,
10,000,000	03/15/20151	9,181,250

Chemicals: 0.7%
	LSB Industries,
	Inc., 5.500%,
8,895,000	07/01/2012	8,983,950

Communications Equipment: 0.3%
	Comtech
	Telecommunications
	Corp., 3.000%,
4,000,000	05/01/2029	4,155,000

Computers & Peripherals: 1.4%
	Sandisk Corp.
	1.000%,
18,250,000	05/15/2013	16,835,625

Diversified Consumer Services: 0.8%
	Stewart
	Enterprises, Inc.
	3.125%,
10,315,000	07/15/2014	9,683,206

Electronic Equipment, Instruments
& Components: 1.3%
	L-1 Identity
	Solutions, Inc.
	3.750%,
16,185,000	05/15/2027	16,265,925

Food & Staples Retailing: 1.5%
	Spartan Stores,
	Inc., 3.375%,
13,102,000	05/15/2027	11,890,065
	SUPERVALU,
	Inc.
	Zero Coupon,
15,511,000	11/02/2031	6,146,234
		18,036,299
Health Care Equipment & Supplies: 2.4%
	Hologic, Inc.
	2.000%,
2,750,000	12/15/2037	2,557,500
	Integra LifeSciences
	Holdings Corp.
	2.375%,
7,000,000	06/01/20121	6,781,250
	Teleflex, Inc.
	3.875%,
18,150,000	08/01/2017	19,715,438
		29,054,188
Industrial Conglomerates: 1.2%
	Icahn Enterprises,
	L.P., 4.000%,
15,889,000	08/15/20131,2	14,617,880

IT Services: 0.5%
	Euronet
	Worldwide, Inc.
	3.500%,
5,650,000	10/15/2025	5,544,062

Leisure Equipment & Products: 1.8%
	Smith & Wesson
	Holding Corp.
	4.000%,
22,955,000	12/15/2026	22,381,125

Marine: 0.2%
	Dryships Inc.
	5.000%,
2,500,000	12/01/2014	2,356,250

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

SCHEDULE OF INVESTMENTS at September 30, 2010 (Unaudited)

Principal
Amount		Value

CONVERTIBLE BONDS: 21.6% (Continued)

Media: 0.5%
	Lions Gate
	Entertainment
	Corp., 2.938%,
$5,505,000	10/15/2024	$5,456,831

Oil, Gas & Consumable Fuels: 1.6%
	Bill Barrett Corp.
	5.000%,
1,700,000	03/15/2028	1,734,000
	Penn Virginia
	Corp., 4.500%,
17,822,000	11/15/2012	17,465,560
		19,199,560
Professional Services: 2.0%
	School Specialty,
	Inc., 3.750%,
24,610,000	11/30/2026	23,994,750

Software: 2.3%
	Cadence Design
	System, Inc.
	2.625%,
5,000,000	06/01/20151	5,943,750
	Mentor Graphics
	Corp., 6.250%,
20,959,000	03/01/2026	21,849,758
		27,793,508
Specialty Retail: 1.0%
	Charming
	Shoppes, Inc.
	1.125%,
10,667,000	05/01/2014	8,866,944
	Group 1
	Automotive, Inc.
	3.000%,
4,000,000	03/15/20201	3,820,000
		12,686,944
TOTAL CONVERTIBLE BONDS
(Cost $247,398,323)		263,950,728

TOTAL BONDS
(Cost $1,021,336,012)		1,059,943,444

Shares

CONVERTIBLE PREFERRED STOCK: 0.5%

Oil, Gas & Consumable Fuels: 0.5%
90,000	Apache Corp.	5,220,000
TOTAL CONVERTIBLE
PREFERRED STOCK
(Cost $4,592,500)		5,220,000

SHORT-TERM INVESTMENT: 11.2%
136,941,908	Federated
	U.S. Treasury
	Cash Reserve,
	0.001%3	136,941,908
TOTAL SHORT-TERM INVESTMENT
(Cost $136,941,908)		136,941,908

TOTAL INVESTMENTS
IN SECURITIES: 98.5%
(Cost $1,162,870,420)		1,202,105,352
Other Assets in Excess
of Liabilities: 1.5%		18,775,439
TOTAL NET
ASSETS: 100.0%		$1,220,880,791

1
Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At September 30, 2010, the value of these securities amounted to $139,085,819 or 11.4% of net assets.

2	Variable rate security; rate shown is the rate in effect on September 30, 2010.
3	Seven-day yield as of September 30, 2010.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

We are pleased to announce the launch of our third mutual fund, The Osterweis Strategic Investment Fund (the “Fund”).  As you know, over the past decade the stock market has experienced two deep bear markets and pronounced volatility.  This disappointing period for equities has revealed that many investors were unprepared for the challenging investment environment of recent years.  We believe that a strategically and defensively managed balanced fund like our new Strategic Investment Fund, which combines the growth attributes of equities with the income and capital preservation attributes of fixed income, may be one of the answers to navigating through such a difficult landscape.

The Fund combines our core strengths of stock picking and fixed income management with our ability to dynamically adjust the balance between equities and fixed income based on our macroeconomic and market outlook.  This new fund is a logical extension of our overall firm philosophy and leverages our long history of focusing on protecting capital and seeking enhanced returns through active management of the equity/fixed income asset mix.

At the close of September, the Fund maintained a target allocation of approximately 60% equities and 40% fixed income.  This allocation reflects our moderately constructive view of the equity market.

During the period of August 31, 2010 through September 30, 2010, the Fund had a total return of 4.10%.  By comparison, the benchmark, a blend of 60% S&P 500 Index and 40% Barclays Capital U.S. Aggregate Bond Index, was up 5.40% in the same period.

This commentary contains the current opinions of the author as of the date above, which are subject to change at any time.  This commentary has been distributed for informational purposes only and is not a recommendation or offer of any particular security, strategy or investment product.  Information contained herein has been obtained from sources believed to be reliable, but is not guaranteed.

The Osterweis Strategic Investment Fund may invest in small- and mid-capitalization companies which tend to have limited liquidity and greater price volatility than large-capitalization companies. The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.  The Fund may invest in Master Limited Partnerships which involve risk related to energy prices and demand.  The Fund may invest in debt securities that are un-rated or rated below investment grade.  Such lower-rated securities may present an increased possibility of default, price volatility or illiquidity compared to

The Osterweis Strategic Investment Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE

higher-rated securities. Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.

The S&P 500 Index is an unmanaged index which is widely regarded as the standard for measuring large-cap U.S. stock market performance.  The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index which is widely regarded as the standard for measuring U.S. investment grade bond market performance. The blended performance for these indices is provided for comparison purposes.  These indices do not incur expenses and are not available for investment.

Must be preceded or accompanied by a current prospectus.

The Osterweis Strategic Investment Fund is distributed by Quasar Distributors, LLC.

The Osterweis Strategic Investment Fund

SECTOR ALLOCATION at September 30, 2010 (Unaudited)

* Cash equivalents and other assets less liabilities.

Note: Equities are classified by GICS Sector. Bonds are classified by Bond Type.  (Please see note on page 7 regarding GICS Sectors.)

The Osterweis Strategic Investment Fund

SCHEDULE OF INVESTMENTS at September 30, 2010 (Unaudited)

Shares		Value

COMMON STOCKS: 54.8%

Aerospace & Defense: 2.9%
7,500	DigitalGlobe, Inc.1	$228,000
1,565	Honeywell
	International, Inc.	68,766
		296,766
Beverages: 1.9%
2,925	Diageo Plc - ADR	201,854

Chemicals: 2.0%
1,970	FMC Corp.	134,767
2,690	Nalco Holding
	Company	67,815
		202,582
Commercial Services & Supplies: 4.3%
3,675	Avery
	Dennison Corp.	136,416
3,700	Copart, Inc.1	121,989
6,270	Republic
	Services, Inc.	191,172
		449,577
Communications Equipment: 0.7%
1,505	Qualcomm, Inc.	67,906

Containers & Packaging: 1.9%
6,880	Crown
	Holdings, Inc.1	197,181

Diversified Consumer Services: 1.6%
3,330	Apollo Group, Inc.1	170,996

Electronic Equipment, Instruments
& Components: 2.1%
6,460	Agilent
	Technologies, Inc.1	215,570

Food & Staples Retailing: 2.0%
9,700	Safeway, Inc.	205,252

Food Products: 4.7%
6,005	Cosan Limited	69,598
10,045	Dean Foods Corp.1	102,559
1,950	Nestle SA - ADR2	104,189
7,055	Unilever NV - ADR	210,804
		487,150
Gas Utilities: 1.6%
9,645	Questar Corp.	169,077

Health Care Equipment & Supplies: 5.4%
3,445	Gen-Probe Inc.1	166,945
5,880	Medtronic, Inc.	197,450
3,390	Teleflex, Inc.	192,484
		556,879
Health Care Providers & Services: 1.7%
9,075	HealthSouth Corp.1	174,240

Insurance: 2.8%
9,405	Symetra
	Financial Corp.	98,376
3,760	Transatlantic
	Holdings, Inc.	191,084
		289,460
Internet Software & Services: 0.8%
2,540	VeriSign, Inc.1	80,620

IT Services: 2.3%
15,365	Redecard SA2	239,919

Oil, Gas & Consumable Fuels: 4.3%
1,755	Apache Corp.	171,569
1,730	Occidental
	Petroleum Corp.	135,459
7,190	Williams
	Companies, Inc.	137,401
		444,429
Pharmaceuticals: 5.9%
2,960	Bayer AG - ADR	206,223
3,215	Johnson & Johnson	199,201
8,465	Valeant
	Pharmaceuticals
	International, Inc.	212,039
		617,463
Software: 4.6%
6,505	CA, Inc.	137,385
22,980	Compuware Corp.1	196,019
8,340	Websense, Inc.1	147,952
		481,356
Water Utilities: 1.3%
5,790	American Water
	Works Co., Inc.	134,733
TOTAL COMMON STOCKS
(Cost $5,532,872)		5,683,010

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

SCHEDULE OF INVESTMENTS at September 30, 2010 (Unaudited)

Shares		Value

PARTNERSHIPS & TRUSTS: 4.6%

Oil, Gas & Consumable Fuels: 4.6%
3,620	Energy Transfer
	Equity L.P.	$134,374
4,355	Enterprise Product
	Partners L.P.	172,762
3,310	Magellan Midstream
	Partners L.P.	170,300
		477,436
TOTAL PARTNERSHIPS & TRUSTS
(Cost $458,809)		477,436

Principal
Amount

BONDS: 37.4%

CONVERTIBLE BONDS: 6.0%

Beverages: 1.8%
	Central European
	Distribution Corp.
	3.000%,
$200,000	03/15/2013	182,000

Leisure Equipment & Products: 1.9%
	Smith & Wesson
	Holding Corp.
	4.000%,
200,000	12/15/2026	195,000

Professional Services: 2.3%
	School Specialty,
	Inc., 3.750%,
250,000	11/30/2026	243,750
TOTAL CONVERTIBLE BONDS
(Cost $617,391)		620,750

CORPORATE BONDS: 31.4%

Aerospace & Defense: 1.6%
	DigitalGlobe, Inc.
	10.500%,
150,000	05/01/2014	167,625

Chemicals: 3.0%
	Nalco Co.
	8.875%,
300,000	11/15/2013	308,250

Diversified Consumer Services: 1.9%
	Stewart Enterprises,
	Inc., 6.250%,
200,000	02/15/2013	201,500

Hotels, Restaurants & Leisure: 2.9%
	Carrols Corp.
	9.000%,
300,000	01/15/2013	303,189

Media: 2.0%
	Lions Gate
	Entertainment
	Corp., 10.250%,
200,000	11/01/20163	204,000

Multiline Retail: 2.1%
	Dollar General Corp.
	10.625%,
200,000	07/15/2015	221,500

Oil, Gas & Consumable Fuels: 3.9%
	Raam Global Energy
	Co., 12.500%,
250,000	10/01/20153	256,250
	Stone Energy Corp.
	8.625%,
150,000	02/01/2017	148,125
		404,375
Personal Products: 2.0%
	Elizabeth Arden, Inc.
	7.750%,
200,000	01/15/2014	202,250

Road & Rail: 7.6%
	Hertz Corp.
	8.875%,
350,000	01/01/2014	360,938
	Kansas City Southern
	De Mexico
	12.500%,
350,000	04/01/2016	420,875
		781,813

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

SCHEDULE OF INVESTMENTS at September 30, 2010 (Unaudited)

Principal
Amount	Value

CORPORATE BONDS: 31.4% (Continued)

Specialty Retail: 4.4%
Collective Brands,
Inc., 8.250%,
$450,000	08/01/2013	$459,000
TOTAL CORPORATE BONDS
(Cost $3,240,810)	3,253,502

TOTAL BONDS
(Cost $3,858,201)	3,874,252

Shares

SHORT-TERM INVESTMENT: 6.8%
707,309	Federated
U.S. Treasury
Cash Reserve,
0.001%4	707,309
TOTAL SHORT-TERM INVESTMENT
(Cost $707,309)	707,309

TOTAL INVESTMENTS
IN SECURITIES: 103.6%
(Cost $10,557,191)	10,742,007
Liabilities in Excess of
Other Assets: (3.6)%	(375,552)
TOTAL NET
ASSETS: 100.0%	$10,366,455

ADR - American Depository Receipt
1	Non-income producing security.
2	Foreign issued security.
3
Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified, institutional buyers.  At September 30, 2010, the value of these securities amounted to $460,250 or 4.4% of net assets.

4	Seven-day yield as of September 30, 2010.

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2010 (Unaudited)

		The Osterweis	The Osterweis
	The Osterweis	Strategic	Strategic
	Fund	Income Fund	Investment Fund
ASSETS
Investments in securities, at value
(cost $994,221,930, $1,162,870,420 and
$10,557,191, respectively) (Note 2)	$1,131,267,125	$1,202,105,352	$10,742,007
Cash	10,002,380	—	9,981
Receivables:
Investment securities sold	342,989	7,307,969	651,719
Fund shares sold	5,026,362	28,771,752	68,175
Due from Adviser	—	—	3,938
Dividends and interest	2,721,927	22,379,544	81,908
Prepaid expenses	17,759	55,336	—
Total assets	1,149,378,542	1,260,619,953	11,557,728

LIABILITIES
Payables:
Investment securities purchased	2,073,319	36,679,524	1,179,526
Fund shares redeemed	1,337,487	2,204,505	—
Investment advisory fees	782,874	769,318	—
Administration fees	49,380	45,094	304
Custody fees	25,085	11,493	810
Fund accounting fees	23,249	17,638	2,790
Transfer agent fees	56,602	8,785	2,010
Chief Compliance Officer fees	2,369	1,846	420
Other accrued expenses	6,167	959	5,413
Total liabilities	4,356,532	39,739,162	1,191,273

NET ASSETS	$1,145,022,010	$1,220,880,791	$10,366,455

COMPUTATION OF NET ASSET VALUE
Net assets	$1,145,022,010	$1,220,880,791	$10,366,455
Shares issued and outstanding
(unlimited number of shares
authorized without par value)	45,061,984	104,457,193	995,755
Net asset value, offering and
redemption price per share	$25.41	$11.69	$10.41

COMPONENTS OF NET ASSETS
Paid-in capital	1,000,951,102	1,165,188,234	10,105,354
Undistributed net investment income	14,444,771	19,283	6,229
Accumulated net realized
gain (loss) on investments	(7,419,058)	16,438,342	70,056
Net unrealized appreciation
on investments	137,045,195	39,234,932	184,816
Net assets	$1,145,022,010	$1,220,880,791	$10,366,455

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

STATEMENTS OF OPERATIONS For the Six Months Ended September 30, 2010 (Unaudited)

		The Osterweis	The Osterweis
	The Osterweis	Strategic	Strategic
	Fund	Income Fund	Investment Fund*
INVESTMENT INCOME
Dividends (net of $382,942, $0 and $0,
respectively, in foreign withholding taxes)	$9,642,385	$—	$5,931
Interest	2,021,971	36,279,607	8,454
Total investment income	11,664,356	36,279,607	14,385

EXPENSES (Note 3)
Investment advisory fees	4,584,291	4,169,867	5,437
Administration fees	286,871	279,935	304
Transfer agent fees	214,381	214,714	2,010
Custody fees	82,843	54,174	810
Fund accounting fees	82,321	85,699	2,790
Registration fees	36,801	51,718	1,260
Audit fees	12,907	11,495	2,850
Reports to shareholders	10,629	20,980	390
Trustee fees	10,352	9,426	390
Chief Compliance Officer fees	8,429	8,106	420
Miscellaneous expense	3,689	3,745	390
Legal fees	2,934	2,986	390
Insurance expense	940	888	90
Total expenses	5,337,388	4,913,733	17,531
Fees waived and expenses reimbursed	—	—	(9,375)
Net expenses	5,337,388	4,913,733	8,156
Net investment income	6,326,968	31,365,874	6,229

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain on investments
and foreign currency	13,414,193	12,866,626	70,056
Change in net unrealized
appreciation (depreciation) on
investments and foreign currency	(11,536,969)	5,889,311	184,816
Net realized and unrealized gain on
investments and foreign currency	1,877,224	18,755,937	254,872
Net increase in net assets
resulting from operations	$8,204,192	$50,121,811	$261,101

*	Commenced operations on August 31, 2010. The information presented is for the period from August 31, 2010 to September 30, 2010.

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2010	Year Ended
	(Unaudited)	March 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$6,326,968	$6,877,421
Net realized gain on
investments and foreign currency	13,414,193	9,859,365
Change in net unrealized
appreciation (depreciation) on
investments and foreign currency	(11,536,969)	196,204,185
Net increase in net assets
resulting from operations	8,204,192	212,940,971

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(3,134,540)
From net realized gain	—	—
Total distributions to shareholders	—	(3,134,540)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	107,384,838	423,571,291
Total increase in net assets	115,589,030	633,377,722

NET ASSETS
Beginning of period/year	1,029,432,980	396,055,258
End of period/year	$1,145,022,010	$1,029,432,980
Undistributed net investment income	$14,444,771	$8,117,803

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2010		Year Ended
	(Unaudited)		March 31, 2010
	Shares	Value	Shares	Value
Shares sold	8,615,996	$211,900,729	24,892,057	$559,442,507
Shares issued
in reinvestment
of distributions	—	—	91,972	2,222,962
Shares redeemed (b)	(4,270,455)	(104,515,891)	(6,024,799)	(138,094,178)
Net increase	4,345,541	$107,384,838	18,959,230	$423,571,291

(b)	Net of redemption fees of $17,686 and $21,812, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2010	Year Ended
	(Unaudited)	March 31, 2010
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$31,365,874	$30,352,890
Net realized gain on investments	12,866,626	13,529,856
Change in net unrealized
appreciation on investments	5,889,311	48,622,567
Net increase in net assets
resulting from operations	50,121,811	92,505,313

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(30,658,160)	(33,852,128)
From net realized gain	—	(1,956,595)
Total distributions to shareholders	(30,658,160)	(35,808,723)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)(b)	302,514,782	548,637,602
Total increase in net assets	321,978,433	605,334,192

NET ASSETS
Beginning of period/year	898,902,358	293,568,166
End of period/year	$1,220,880,791	$898,902,358
Undistributed net investment income/
(Accumulated net investment loss)	$19,283	$(688,431)

(a)	Summary of capital share transactions is as follows:

	Six Months Ended
	September 30, 2010		Year Ended
	(Unaudited)		March 31, 2010
	Shares	Value	Shares	Value
Shares sold	36,245,981	$419,430,689	57,534,009	$646,055,942
Shares issued
in reinvestment
of distributions	2,263,582	26,053,299	2,749,193	30,763,641
Shares redeemed (b)	(12,424,685)	(142,969,206)	(11,631,838)	(128,181,981)
Net increase	26,084,878	$302,514,782	48,651,364	$548,637,602

(b)	Net of redemption fees of $19,736 and $27,872, respectively.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended
September 30, 2010*
(Unaudited)
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment income	$6,229
Net realized gain on investments	70,056
Change in net unrealized appreciation on investments	184,816
Net increase in net assets
resulting from operations	261,101

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	10,105,354
Total increase in net assets	10,366,455

NET ASSETS
Beginning of period	—
End of period	$10,366,455
Undistributed net investment income	$6,229

(a)	Summary of capital share transactions is as follows:

	Period Ended
	September 30, 2010*
	(Unaudited)
	Shares	Value
Shares sold	995,755	$10,105,354
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase	995,755	$10,105,354

*	Fund commenced operations on August 31, 2010. Information presented is for the period from August 31, 2010 to September 30, 2010.

The accompanying notes are an integral part of these financial statements.

The Osterweis Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months Ended
	September 30,		Year Ended March 31,
	2010
	(Unaudited)		2010	2009	2008	2007	2006
Net asset value, beginning
of period/year	$25.28		$18.20	$24.58	$27.87	$27.03	$25.17

INCOME FROM INVESTMENT OPERATIONS:
Net investment
income^	0.15		0.22	0.18	0.28	0.30	0.19
Net realized and
unrealized gain (loss)
on investments	(0.02)		6.95	(6.20)	(2.71)	2.96	3.00
Total from investment
operations	0.13		7.17	(6.02)	(2.43)	3.26	3.19

LESS DISTRIBUTIONS:
From net
investment income	—		(0.09)	(0.04)	(0.32)	(0.20)	(0.15)
From net realized gain	—		—	(0.32)	(0.54)	(2.22)	(1.18)
Total distributions	—		(0.09)	(0.36)	(0.86)	(2.42)	(1.33)
Paid-in capital from
redemption fees
(Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value,
end of period/year	$25.41		$25.28	$18.20	$24.58	$27.87	$27.03
Total return	0.51	%+	39.41%	(24.45)%	(8.98)%	12.44%	12.85%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$1,145.0		$1,029.4	$396.1	$324.5	$324.5	$275.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.01	%#	1.08%	1.20%	1.18%	1.21%	1.26%
After fees waived and
expenses absorbed	1.01	%#	1.08%	1.20%	1.18%	1.21%	1.26%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	1.20	%#	0.96%	1.27%	1.05%	1.10%	0.79%
After fees waived and
expenses absorbed	1.20	%#	0.96%	1.27%	1.05%	1.10%	0.79%
Portfolio turnover rate	21	%+	26%	63%	56%	50%	30%

*	Amount is less than $0.01.
^
Calculated using the average shares outstanding method for the six months ended September 30, 2010 and the year ended March 31, 2010, and the SEC method for the years ended March 31, 2006 through March 31, 2009.

+	Not annualized.
#	Annualized.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

	Six Months Ended
	September 30,		Year Ended March 31,
	2010
	(Unaudited)		2010	2009	2008	2007	2006
Net asset value, beginning
of period/year	$11.47		$9.88	$10.78	$11.24	$10.87	$11.07

INCOME FROM INVESTMENT OPERATIONS:
Net investment
income^	0.35		0.69	0.59	0.58	0.56	0.63
Net realized and
unrealized gain (loss)
on investments	0.20		1.65	(0.91)	(0.39)	0.39	0.04
Total from investment
operations	0.55		2.34	(0.32)	0.19	0.95	0.67

LESS DISTRIBUTIONS:
From net
investment income	(0.33)		(0.71)	(0.58)	(0.58)	(0.56)	(0.74)
From net realized gain	—		(0.04)	—	(0.07)	(0.02)	(0.13)
Total distributions	(0.33)		(0.75)	(0.58)	(0.65)	(0.58)	(0.87)
Paid-in capital from
redemption fees
(Note 2)	0.00	*	0.00 *	0.00 *	0.00 *	0.00 *	0.00 *
Net asset value,
end of period/year	$11.69		$11.47	$9.88	$10.78	$11.24	$10.87
Total return	4.83	%+	24.16%	(3.04)%	1.73%	8.95%	6.29%

RATIO/SUPPLEMENTAL DATA:
Net assets, end of
period/year (millions)	$1,220.9		$898.9	$293.6	$161.9	$119.8	$53.8

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	0.96	%#	1.05%	1.24%	1.28%	1.41%	1.47%
After fees absorbed
or recouped	0.96	%#	1.05%	1.24%	1.28%	1.46%	1.50%

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and
expenses absorbed	6.10	%#	6.26%	6.18%	5.42%	5.51%	5.51%
After fees absorbed
or recouped	6.10	%#	6.26%	6.18%	5.42%	5.46%	5.48%
Portfolio turnover rate	52	%+	98%	89%	105%	100%	87%

*	Amount is less than $0.01.
^
Calculated using the average shares outstanding method for the six months ended September 30, 2010 and the year ended March 31, 2010, and the SEC method for the years ended March 31, 2006 through March 31, 2009.

+	Not annualized.
#	Annualized.

The accompanying notes are an integral part of these financial statements.

The Osterweis Strategic Investment Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout the period

	Period Ended
	September 30,
	2010*
	(Unaudited)
Net asset value, beginning of period	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income^	0.01
Net realized and unrealized gain (loss) on investments	0.40
Total from investment operations	0.41

LESS DISTRIBUTIONS:
From net investment income	—
From net realized gain	—
Total distributions	—
Paid-in capital from redemption fees (Note 2)	—
Net asset value, end of period	$10.41
Total return	4.10	%+

RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$10.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	3.22	%#
After fees absorbed or recouped	1.50	%#

RATIO OF NET INVESTMENT INCOME
TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.58	)%#
After fees absorbed or recouped	1.14	%#
Portfolio turnover rate	33	%+

*	Fund commenced operations on August 31, 2010. The information presented is for the period from August 31, 2010 to September 30, 2010.
^	Calculated using the average shares outstanding method.
+	Not annualized.
#	Annualized.

The accompanying notes are an integral part of these financial statements.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited)

NOTE 1 - ORGANIZATION

The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund (the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company.  The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund commenced operations on October 1, 1993, August 30, 2002 and August 31, 2010 respectively.

The investment objective of The Osterweis Fund is to attain long-term total returns, which it seeks by investing primarily in common stocks.  The investment objective of The Osterweis Strategic Income Fund is to preserve capital and attain long-term total returns through a combination of current income and moderate capital appreciation, which it seeks by investing primarily in income bearing securities, including a wide range of debt and dividend-paying equity securities.  The investment objective of The Osterweis Strategic Investment Fund is to attain long-term total returns and capital preservation, which it seeks by investing in both equity and fixed income securities that the Adviser believes can deliver attractive long-term returns and enhanced capital preservation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”) exchange,  are valued at the last reported sale price on the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited)

  Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

  Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board of Trustees.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of September 30, 2010, the Funds did not hold fair valued securities.

  The Funds have adopted fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited)

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

  The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2010:

The Osterweis Fund
	Level 1	Level 2	Level 3
Common Stock^	$842,676,739	$—	$—
Partnerships & Trusts^	$78,272,668	$—	$—
Corporate Bonds^	$—	$39,388,231	$—
Short-Term Investments	$170,929,487	$—	$—
Total Investments
in Securities	$1,091,878,894	$39,388,231	$—

The Osterweis Strategic Income Fund
	Level 1	Level 2	Level 3
Corporate Bonds^	$—	$795,992,716	$—
Convertible Bonds^	$—	$263,950,728	$—
Convertible Preferred
Stock^	$5,220,000	$—	$—
Short-Term Investments	$136,941,908	$—	$—
Total Investments
in Securities	$142,161,908	$1,059,943,444	$—

The Osterweis Strategic Investment Fund
	Level 1	Level 2	Level 3
Common Stock^	$5,683,010	$—	$—
Partnerships & Trusts^	$477,436	$—	$—
Convertible Bonds^	$—	$620,750	$—
Corporate Bonds^	$—	$3,253,502	$—
Short-Term Investments	$707,309	$—	$—
Total Investments
in Securities	$6,867,755	$3,874,252	$—

   ^  See Schedules of Investments for industry breakouts.

B.   Foreign Currency.  Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values based upon the spot exchange rate prior to the close of regular trading.  The cost of investments is translated at the rates of exchange prevailing on the

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited)

  dates the portfolio securities were acquired.  The Funds include foreign exchange gains and losses from dividends receivable and other foreign currency denominated payables and receivables in realized and unrealized gain (loss) on investments and foreign currency.  The Funds do not isolate that portion of realized and unrealized gain (loss) on investments resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are thus included with net realized and unrealized gain (loss) on investments and foreign currency.

C.   Federal Income Taxes.  Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

  In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends, in each calendar year, at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

  Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.  At March 31, 2010, The Osterweis Fund had capital loss carryforwards in the amount of $18,574,888 that expire on March 31, 2017.

  The Funds recognize tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by the tax authorities.

  The Funds have analyzed the Funds’ tax positions and have concluded that no liability for unrecognized tax benefits should be recorded related to uncertain income tax positions taken on returns filed for open tax years (2007 – 2009) or expected to be taken on their tax returns for the fiscal year ended 2010.  The Funds identify their major tax jurisdictions as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited)

D.  Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a high cost basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.

E.   Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for The Osterweis Fund and The Osterweis Strategic Investment Fund normally are declared and paid on an annual basis.  Distributions to shareholders from net investment income for The Osterweis Strategic Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

F.   Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.   Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 2.00% redemption fee on shares held less than 30 days.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Funds will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.   Guarantees and Indemnifications.  In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited)

  arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

I.   New Accounting Pronouncement.  In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update “Improving Disclosures about Fair Value Measurements” that requires additional disclosures regarding fair value measurements.  Certain required disclosures are effective for interim and annual reporting periods beginning after December 15, 2009, and other disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years.  The Funds are currently evaluating the impact it will have on its financial statement disclosures.

J .  Subsequent Events.  In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (the “Advisers”) provide The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund with investment management services under separate Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisers furnish all investment advice, office space, certain administrative services, and most of the personnel needed by the Funds.  As compensation for their services, the Advisers are entitled to a monthly fee.  For The Osterweis Fund and The Osterweis Strategic Investment Fund, the Advisers are entitled to a monthly fee at the annual rate of 1.00% for the average daily net assets up to $500 million and 0.75% for the average daily net assets greater than $500 million.  For The Osterweis Strategic Income Fund, the Advisers are entitled to a monthly fee at an annual rate of 1.00% for the average daily net assets up to $250 million and 0.75% for the average daily net assets greater than $250 million.  For the period ended September 30, 2010, The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund incurred $4,584,291, $4,169,867 and $5,437, respectively, in advisory fees.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited)

The Adviser has contractually agreed to limit expenses for The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund by reducing all or a portion of its fees and reimbursing Fund expenses so that its ratio of expenses to average net assets will not exceed 1.50%.  The contract’s term is indefinite and may be terminated only by the Board of Trustees.  The Adviser is permitted to seek reimbursement from The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment.  For the period ended September 30, 2010, the Adviser waived $9,375 in fees for The Osterweis Strategic Investment Fund.  At September 30, 2010, the remaining cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of The Osterweis Strategic Investment Fund that may be recouped was $9,375.  The Adviser may recapture this amount no later than March 31, 2014.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.  For the six months ended September 30, 2010, The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund incurred administration fees of $286,871, $279,935 and $304, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the period ended September 30, 2010, The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund were allocated $8,429, $8,106 and $420 of the Trust’s Chief Compliance Officer fees, respectively.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares.  U.S. Bank, N.A. (“U.S. Bank”) serves as the Funds’ custodian (the “Custodian”).  Both the Distributor and Custodian are affiliates of the Administrator.

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited)

NOTE 4 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended September 30, 2010 are as follows:

	Purchases	Sales
The Osterweis Fund	$279,280,586	$191,474,455
The Osterweis Strategic Income Fund	$730,756,467	$465,740,771
The Osterweis Strategic Investment Fund	$12,984,203	$3,206,327

The cost basis of investments for federal income tax purposes at September 30, 2010 was as follows:

		The Osterweis	The Osterweis
	The Osterweis	Strategic	Strategic
	Fund	Income Fund	Investment Fund
Cost of Investments	$994,846,240	$1,163,892,914	$10,557,191
Gross tax unrealized
appreciation	160,039,462	41,125,959	253,575
Gross tax unrealized
depreciation	(23,618,577)	(2,913,521)	(68,759)
Net tax unrealized
appreciation	$136,420,885	$38,212,438	$184,816

NOTE 5 - DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the six months ended September 30, 2010 (estimated) and the fiscal year ended March 31, 2010 for the Funds were as follows:

	September 30,	March 31,
The Osterweis Fund	2010	2010
Distributions paid from:
Ordinary income	$—	$3,134,540

	September 30,	March 31,
The Osterweis Strategic Income Fund	2010	2010
Distributions paid from:
Ordinary income	$30,658,160	$35,808,723

The Osterweis Funds

NOTES TO FINANCIAL STATEMENTS September 30, 2010 (Unaudited)

The Osterweis Strategic Investment Fund has not made any distributions since its inception on August 31, 2010.

Distribution classification may differ from the statement of changes in net assets as a result of the treatment of short term capital gains as ordinary income for tax purposes.

As of March 31, 2010, the components of distributable earnings on a tax basis were as follows:

		The
	The Osterweis	Osterweis Strategic
	Fund	Income Fund
Net tax unrealized appreciation	$147,957,854	$32,323,127
Undistributed ordinary income	6,602,437	6,147,283
Undistributed long-term capital gain	—	—
Total distributable earnings	6,602,437	6,147,283
Other accumulated losses	(18,693,575)	(2,241,504)
Total accumulated earnings	$135,866,716	$36,228,906

For The Osterweis Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to partnership adjustments and wash sale deferrals.

For The Osterweis Strategic Income Fund, the tax difference between book basis and tax basis unrealized appreciation is attributable primarily to the timing differences on contingent preferred debt instruments.

The Osterweis Strategic Investment Fund had not yet commenced operations as of March 31, 2010.

The Osterweis Fund
The Osterweis Strategic Income Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting held on July 19 and 20, 2010, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered and approved the continuance of the Advisory Agreements for The Osterweis Fund and The Osterweis Strategic Income Fund (the “Funds”), each a series of Professionally Managed Portfolios (the “Trust”), with Osterweis Capital Management, Inc. and Osterweis Capital Management, LLC (each an “Adviser” collectively the “Advisers”), respectively, for another annual term.  At this meeting and at a prior meeting held on May 24 and 25, 2010, the Board received and reviewed substantial information regarding the Funds, the Advisers and the services provided by the Advisers to the Funds under the Advisory Agreements.  In addition, the Board engaged an independent third party consulting firm to review the appropriateness of the peer group categories selected for comparison purposes.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreements:

1.The nature, extent and quality of the services provided and to be provided by the Advisers under the Advisory Agreements.  The Board considered the Advisers’ specific responsibilities in all aspects of day-to-day investment management of the Funds.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisers involved in the day-to-day activities of the Funds.  The Board also considered the resources and compliance structure of the Advisers, including information regarding their compliance program, their Chief Compliance Officer and the Advisers’ compliance record, the Advisers’ disaster recovery plan, and the Advisers’ business continuity plan.  The Board also considered the prior relationship between the Advisers and the Trust, as well as the Board’s knowledge of the Advisers’ operations, and noted that during the course of the prior year they had met with the Advisers in person to discuss various marketing and compliance topics, including the Advisers’ diligence in risk oversight.  The Board concluded that the Advisers had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing their duties under the Advisory Agreements and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

The Osterweis Fund
The Osterweis Strategic Income Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

2.The Funds’ historical year-to-date performance and the overall performance of the Advisers.  In assessing the quality of the portfolio management delivered by the Advisers, the Board reviewed the short-term and long-term performance of the Funds on both an absolute basis, and in comparison to their peer funds utilizing Lipper classifications.

  For The Osterweis Fund, the Board noted that the Fund’s performance was below the median of its peer group for the one-year period and above the median of its peer group for the three-year, five-year and ten-year periods.

  For The Osterweis Strategic Income Fund, the Board noted that the Fund’s performance was below the median of its peer group for the one-year period and above the median of its peer group for the three-year and five-year periods.

  The Trustees also considered any difference of performance between similarly managed accounts and the performance of the Funds and found the differences to be reasonable.

3.The costs of the services to be provided by the Advisers and the structure of the Advisers’ fees under the Advisory Agreements.  In considering the Advisory fee and total fees and expenses of the Funds, the Board reviewed comparisons to their peer funds and separate accounts for other types of clients advised by the Advisers, as well as all expense waivers and reimbursements.

  For The Osterweis Fund, the Board noted that the Fund’s expense ratio and contractual Advisory fee were above the peer group median.  The Board noted that the Adviser had no contractual agreement to waive and/or reimburse Fund expenses to a certain level, but also noted that the Fund’s expense ratio had decreased as assets have risen.  The Board further considered that the Adviser had instituted a breakpoint in its Advisory fee in order to share economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of comparative performance and expense and Advisory fee information.

  For The Osterweis Strategic Income Fund, the Board noted that the Fund’s expense ratio and contractual Advisory fee were above the peer group median.  The Board noted that the Adviser had contractually agreed to maintain an annual expense ratio of 1.50%, although actual expenses were far below the cap.  The Board further considered that the Adviser had instituted a breakpoint in its Advisory fee in order to share

The Osterweis Fund
The Osterweis Strategic Income Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS (Unaudited)

  economies of scale with the Fund.  The Board concluded that the fees paid to the Adviser were fair and reasonable in light of comparative performance and expense and Advisory fee information.

  The Trustees took into consideration the services the Adviser provided to its institutional and separately managed account clients comparing the fees charged for those management services to the fees charged to the Funds.  The Trustees found that the fees charged to Funds were in line with the fees charged by the Adviser to its other investment management and separately managed account clients.

4.Economies of Scale.  The Board also considered that economies of scale would be expected to be realized as the assets of the Funds grow.  The Board noted that both Funds’ total expense ratios have already declined since each Fund’s inception due to growth of assets and that the Adviser had instituted a breakpoint in the Advisory fee for each Fund.  The Board concluded that they would continue to examine this issue to ensure that economies of scales are being shared with the Funds as asset levels increase.

5.The profits to be realized by the Advisers and its affiliates from their relationship with the Funds.  The Board reviewed the Advisers’ financial information and took into account both the direct benefits and the indirect benefits to the Advisers from advising the Funds.  The Board considered the profitability to the Advisers from their relationship with the Funds and considered any additional benefits derived by the Advisers from their relationship with the Funds, particularly benefits received in exchange for “soft dollars”.  After such review, the Board determined that the profitability to the Advisers with respect to the Advisory Agreements was not excessive, and that the Advisers had maintained adequate profit levels to support the services they provide to the Funds.  The Funds do not generate any 12b-1 fees.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreements, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the Advisory arrangements with the Advisers, including the Advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreements would be in the best interests of the Funds and their shareholders.

The Osterweis Strategic Investment Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on July 19 and 20, 2010, the Board (which is comprised entirely of persons who are Independent Trustees as defined under the Investment Company Act) considered the initial approval of Investment Advisory Agreement for The Osterweis Strategic Investment Fund (the “Fund”), a new series of Professionally Managed Portfolios (the “Trust”), with Osterweis Capital Management, LLC (the “Adviser”).  At this meeting, and at a prior meeting held on May 24 and 25, 2010, the Board received and reviewed substantial information regarding the Fund, the Adviser and the services to be provided by the Adviser to the Fund under the Advisory Agreement.  This information formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s initial approval of the Advisory Agreement:

1.The nature, extent and quality of the services provided and to be provided by the Adviser under the Advisory Agreement.  The Trustees discussed the nature, extent and quality of the Adviser’s overall services to be provided to the Fund.  The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Fund as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Adviser that would be involved with the Fund.  The Board reviewed the proposed services the Adviser would provide to the Fund, noting to what degree those services extended beyond portfolio management and the receipt of additional fees by the Adviser or its affiliates.  The Trustees also considered the structure of the Adviser’s compliance procedures and the trading capability of the Adviser.  The Board also considered the prior relationship between the Adviser and the Trust, as well as the Board’s knowledge of the Adviser’s operations, and noted that during the course of the prior year they had met with the Adviser in person to discuss various marketing and compliance topics, including the Adviser’s diligence in risk oversight.  After reviewing the Adviser’s compliance policies and procedures with respect to the Fund, the Board concluded that the policies and procedures were reasonably designed to prevent violation of federal securities laws.  The Board concluded that the Adviser had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

The Osterweis Strategic Investment Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

2.The Fund’s historical year-to-date performance and the overall performance of the Fund.  As the Fund was newly created, the Board was unable to review the performance of the Fund.

3.Costs of Services Provided and Profits Realized by the Adviser.  The Board noted that the proposed Advisory fee for the Fund was 1.00% on assets up to $500 million and 0.75% at $500 million or above.  The Board noted that the Fund only offered one class of shares, which had an expense cap of 1.50%.  The Trustees concluded that the fees to be received by the Adviser were fair and reasonable.

4.Economies of Scale.  The Board also considered that economies of scale could be expected to be realized by the Adviser as the assets of the Fund grow.  The Board noted that the Adviser has contractually agreed to reduce its Advisory fees or reimburse expenses so that the Fund does not exceed its specified expense limitations.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but considered revisiting this issue in the future as circumstances changed and asset levels increased.

5.The profits to be realized by the Adviser and its affiliates from their relationship with the Fund.  The Trustees discussed the likely overall profitability of the Adviser from managing the new Fund.  In assessing possible profitability, the Trustees reviewed the Adviser’s financial information and took into account both the likely direct and indirect benefits to the Adviser from advising the Fund.  The Trustees concluded that the Adviser’s profit from managing the Fund would likely not be excessive and, after review of relevant financial information, the Adviser would have adequate capitalization and/or would maintain adequate profit levels to support the Fund.

No single factor was determinative of the Board’s decision to approve the Advisory Agreement, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the Advisory arrangements with the Adviser, including the Advisory fee, were fair and reasonable.  The Board therefore determined that the Advisory Agreement would be in the best interests of the Fund and its shareholders.

The Osterweis Funds

EXPENSE EXAMPLE For the Six Months Ended September 30, 2010 (Unaudited)

As a shareholder of The Osterweis Fund, The Osterweis Strategic Income Fund and The Osterweis Strategic Investment Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including investment advisory fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010 – September 30, 2010).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although each Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that a redemption be made by wire transfer, currently, the Funds’ transfer agent charges a $15.00 fee.  You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem shares that have been held for less than 30 days.  Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee.  To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Fund.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6).  Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The Osterweis Funds

EXPENSE EXAMPLE For the Six Months Ended September 30, 2010 (Unaudited)

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  If these transactional costs were included, your costs would have been higher.

The Osterweis Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	April 1, 2010 -
	April 1, 2010	September 30, 2010	September 30, 2010*
Actual	$1,000	$1,005	$5.08
Hypothetical (5% annual	$1,000	$1,020	$5.11
return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.01% multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

The Osterweis Strategic Income Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	April 1, 2010 -
	April 1, 2010	September 30, 2010	September 30, 2010*
Actual	$1,000	$1,048	$4.93
Hypothetical (5% annual	$1,000	$1,020	$4.86
return before expenses)

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.96% multiplied by the average account value over the period multiplied by 183/365 (to reflect the one-half year period).

The Osterweis Funds

EXPENSE EXAMPLE For the Six Months Ended September 30, 2010 (Unaudited)

The Osterweis Strategic Investment Fund

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	August 31, 2010† -
	August 31, 2010	September 30, 2010	September 30, 2010*
Actual	$1,000	$1,041	$1.26
Hypothetical (5% annual	$1,000	$1,004	$1.24
return before expenses)

†	Commencement of Operations
*
Expenses are equal to the Fund’s annualized expense ratio for the one-month period of 1.50% multiplied by the average account value over the period multiplied by 30/365 to reflect the one-month period since inception.

The Osterweis Funds

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the polices and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 236-0050 or by accessing the Funds’ website at www.osterweis.com or the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the twelve months ending June 30 is available by calling toll-free at (866) 236-0050 or by accessing the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling toll-free at (866) 236-0050.  Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedules of portfolio holdings are posted on their website at www.osterweis.com within ten business days after calendar quarter end.

HOUSEHOLDING (Unaudited)

In an effort to conserve resources, the Funds intend to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to addresses where we reasonably believe two or more accounts are from the same family.  If you would like to discontinue householding for your accounts, please call toll-free (866) 236-0050 to request individual copies of these documents.  We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

The Osterweis Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

The Funds do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  The Funds may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds.  The Funds will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility and require third parties to treat your non-public information with the same high degree of confidentially.  The Funds maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public information with the same high degree of confidentially.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Advisers
OSTERWEIS CAPITAL MANAGEMENT, INC.
OSTERWEIS CAPITAL MANAGEMENT, LLC
One Maritime Plaza, Suite 800
San Francisco, CA  94111

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, WI  53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Transfer Agent
U.S. BANCORP FUND SERVICES, LLC
P.O. Box 701
Milwaukee, WI  53201-0701
(866) 236-0050

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, NY  10022

Symbol
The Osterweis Fund – OSTFX
The Osterweis Strategic Income Fund – OSTIX
The Osterweis Strategic Investment Fund – OSTVX
CUSIP
The Osterweis Fund – 742935406
The Osterweis Strategic Income Fund – 742935489
The Osterweis Strategic Investment Fund – 74316J771

OWRPSEMI - 0910

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporate by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)     /s/Robert M. Slotky
Robert M. Slotky, President

Date     December 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Robert M. Slotky
Robert M. Slotky, President

Date     December 2, 2010

By (Signature and Title)     /s/ Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     December 3, 2010

* Print the name and title of each signing officer under his or her signature.